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==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      October 4, 2000 (September 22, 2000)

                            ORTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        0-27368         11-3068704
(State or other jurisdiction of           (Commission    (I.R.S. Employer
incorporation or organization)            File Number)   Identification No.)

3960 Broadway
New York, New York                                            10032
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:(212) 740-6999






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                            ORTEC INTERNATIONAL, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 OCTOBER 4, 2000

                                ITEMS IN FORM 8-K
                                -----------------

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Facing page

Item 5.   Other Events                                  3

Item 7.   Financial Statements and Exhibits             4

Signatures

Exhibit Index



                                2






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ITEM 5.  OTHER EVENTS.

         On September 22, 2000, the Company extended the expiration date of its publicly traded Class B warrants from September 28, 2000 to December 31, 2000. Such action was taken by the Company's Board of Directors. There are 1,188,600 Class B Warrants outstanding. Each Class B warrant entitles the holder to purchase one share of the Company's common stock at an exercise price of $15 per share. The closing price for the Company's Common Stock on the Nasdaq SmallCap Market on October 3, 2000 was $9.94. The original expiration date of the Class B Warrants was January 18, 1999, but such expiration date was extended by the Company's Board of Directors on six occasions before the action taken on September 22, 2000.

         Statements in this Current Report on Form 8-K which express the "belief", "anticipation" or "expectation", as well as other statements which are not historical fact, and statements as to future exercise of warrants insofar as they may apply prospectively, are forward-looking statements within the meaning and pursuant to the Safe Harbor provisions of the Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Actual results may differ significantly from the results discussed in this Current Report on Form 8-K or in other forward-looking statements presented by management. Factors that might cause such a difference include, but are not limited to, development by the Company's competitors of new technologies or products that are more effective than the Company's, risks of failure of clinical trials, dependence on and retention of key personnel, protection of proprietary technology, compliance with U.S. Food and Drug Administration regulations, continued availability of raw material for the Company's products, availability of product liability insurance in the event of commercialization of the Company's products, ability to effect transition from pilot-scale manufacturing to large-scale commercial production of products, uncertainty as to the availability of additional capital on acceptable terms, if at all, and the demand for the Company's products, if and when commercially available.


                                        3






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
4.1          Form of Warrant Agreement for the Class B Warrants *

4.2          Form of Certificate for the Class B Warrants filed as Exhibit B to Exhibit 4.1*

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*        Filed as an exhibit to the Company's Amendment No. 1 to its
         Registration Statement on Form SB-2 as filed with the Commission on November 15, 1995 (Registration No. 33-96090) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2000                      ORTEC INTERNATIONAL, INC.



                                            By: /s/ Steven Katz
                                                ----------------------
                                                Dr. Steven Katz
                                                President



                                        4






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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
--------      -----------
4.1           Form of Warrant Agreement for the Class B Warrants *

4.2           Form of Certificate for the Class B Warrants filed as Exhibit B to Exhibit 4.1 *

------------------------

* Filed as an exhibit to the Company's Amendment No. 1 to its Registration Statement on Form SB-2 as filed with the Commission on November 15, 1995 (Registration No. 33-96090) and incorporated herein by reference.


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